SUPPLEMENT FOR
CALVERT MUNICIPAL FUND, INC.
CALIFORNIA LIMITED-TERM MUNICIPAL FUND

Prospectus dated May 2, 2005
Date of Supplement: March 17, 2006

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc., into the Limited-Term Portfolio, a series of Calvert Tax-Free Reserves ("CTFR").

California Limited-Term Municipal Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the California Limited-Term Municipal Fund will be exchanged for shares of the CTFR Limited-Term Portfolio. The number of CTFR Limited-Term Portfolio shares you receive will depend on the value of your California Limited-Term Municipal Fund shares at the time the merger takes place.

A filing has been made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.